UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2015

TG Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32639	36-3898269
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

3 Columbus Circle, 15th Floor

New York, New York 10019

(Address of principal executive offices, including Zip Code)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

TG Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders on Thursday, June 4, 2015 at the offices of its legal counsel, Alston & Bird LLP, 90 Park Avenue, New York, New York 10016 at 10:00 a.m. Eastern Standard Time. Stockholders representing 39,596,852, or 82.90%, of the 47,759,572 shares entitled to vote were present in person or by proxy. Proxies were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. At the annual meeting, Proposals 1, 2 and 3 were approved. The proposals below are described in detail in the Company’s definitive proxy statement dated April 24, 2015 for the annual meeting.

The results are as follows:

Proposal 1

The following persons were nominated and elected directors:

Michael S. Weiss	Laurence N. Charney	William J. Kennedy	Mark Schoenebaum, MD	Yann Echelard	Kenneth Hoberman	Daniel Hume

The shareholder voting for board members is summarized as follows:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael S. Weiss	24,308,010	5,041,237	0	10,247,605
Laurence N. Charney	23,236,165	6,113,082	0	10,247,605
William J. Kennedy	23,258,800	6,090,447	0	10,247,605
Mark Schoenebaum, MD	23,266,975	6,082,272	0	10,247,605
Yann Echelard	23,862,020	5,487,227	0	10,247,605
Kenneth Hoberman	27,120,281	2,228,966	0	10,247,605
Daniel Hume	27,161,649	2,187,598	0	10,247,605

All seven directors will serve on the board of directors of the Company (the “Board”) until the 2016 annual meeting. Mr. Hoberman was also appointed chair of the Compensation Committee of the Board (the “Compensation Committee”). The Compensation Committee will be comprised of Mr. Hoberman, Mr. Charney, Mr. Kennedy, Mr. Schoenebaum, and Mr. Hume. All members of the Compensation Committee meet the independence requirements of the Nasdaq Stock Market. The Audit Committee of the Board (the “Audit Committee”) will be comprised of Mr. Charney, Mr. Kennedy, and Mr. Hoberman, with Mr. Charney as chair. All members of the Audit Committee meet the independence requirements of the Nasdaq Stock Market.

Proposal 2

CohnReznick LLP was approved as the Company’s independent registered public accountant for the fiscal year ending December 31, 2015.

The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,408,526	74,820	113,506	0

Proposal 3

An amendment to the Company’s 2012 Incentive Plan.

Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,949,507	7,385,759	13,981	10,247,605

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG THERAPEUTICS, INC.
(Registrant)

Date: June 5, 2015	By:	/s/ Sean A. Power
Name:Sean A. Power
Title:Chief Financial Officer